UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2016

THE ALKALINE WATER COMPANY INC.
Exact name of registrant as specified in its charter)

Nevada	000-55096	EIN 99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7730 E Greenway Road Ste. 203
Scottsdale, AZ 85260
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (480) 656-2423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in the Registrant’s Certifying Accountant.

We have been notified that Seale & Beers, CPAs was acquired by AMC Auditing, LLC. As a result, effective as of November 18, 2016, Seale & Beers, CPAs resigned as our independent registered public accounting firm and we engaged AMC Auditing, LLC as our independent registered public accounting firm. The change of our independent registered public accounting firm from Seale & Beers, CPAs to AMC Auditing, LLC was approved by our board of directors.

The report of Seale & Beers, CPAs on our financial statements for our fiscal years ended March 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our fiscal years ended March 31, 2016 and 2015 and in the subsequent interim period through the date of resignation, there were no disagreements, resolved or not, with Seale & Beers, CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreement, if not resolved to the satisfaction of Seale & Beers, CPAs, would have caused Seale & Beers, CPAs to make reference to the subject matter of the disagreement in connection with its report.

During our fiscal years ended March 31, 2016 and 2015 and in the subsequent interim period through the date of resignation, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Seale & Beers, CPAs with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this current report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of the letter provided from Seale & Beers, CPAs is filed as Exhibit 16.1 to this current report on Form 8-K.

During our fiscal years ended March 31, 2016 and 2015 and in the subsequent interim period through the date of appointment, we have not consulted with AMC Auditing, LLC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has AMC Auditing, LLC provided to us a written report or oral advice that AMC Auditing, LLC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with AMC Auditing, LLC regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

16.1	Letter from Seale & Beers, CPAs dated November 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ Richard A. Wright
Richard A. Wright
Vice-President, Chief Operating Officer, Secretary,
Treasurer and Director

November 18, 2016